BUSINESS OPERATION AGREEMENT

THIS BUSINESS OPERATION AGREEMENT (this “Agreement”) is entered into on April l 2010 between:

(1)
Beijing Yangguang Jiaze Network Technology Limited, with its registered office at Room 3-702. International Financial Center, No.87 West 3rd Ring North Road Haidian District, Beijing China. (“Party A”)

(2)	Sunity Information Technology (Beijing) Co., Ltd, with its registered office at Room 208A, No.3, North Side, Haidian District, Beijing. (“Party B”)

(3)	Zhang Fan, holder of the PRC Identity Card No. 610103197209193692, with residence at No.41. Daxue Donglu, Beilin Qu, Xian Shi, Shanxi, China;

Cao Ping, holder of the PRC Identity Card No. 610103195504173222, with residence at No. 13, 5 Ceng. Unit1, Building7, 3546 Gongchang, Xinwen Xiang, Beiln Qu, Xian Shi, Shanxi, China;

Gao Qinghong, holder of the PRC Identity Card No. 420106197310014867, with residence at No. 99601, Rencai Fuwu Zhongxin No.29 Yi. Suzhou Jie, Haidian, Beijing, China;

Jiang Yu, holder of the PRC Identity Card No. 350403196604211043, with residence at Room 302, Building 70, Dongan Xincun, Meilie Qu, Sanming Shi, Fujian, China;

Li Yurong, holder of the PRC Identity Card No. 310110194712296225, with Residence at Room 405, No.11, Lane 542, Qingyuan Huan Road, Yangpu District, Shanghai, China;

Lin Xianzhen, holder of the PRC Identity Card No. 350321197403276416, with residence at Room 307, 99 Zhuang, Chonggui Xincun, Meilie Qu, Sanming Shi, Fujian, China;

Liu Lingtang, holder of the PRC Identity Card No. 350321197403276416, with residence at No. 16, Unit2, Building9, Yanguang Li, Penghu Qu, Xian Shi, Shanxi, China;

Ni Bin, holder of the PRC Identity Card No. 350321197403276416, with residence at Room602, No.2, 588 Nong, Liuying Lu, Zhabei Qu, Shanghai, China;

Shi Wentao, holder of the PRC Identity Card No. 610103197912200436, with residence at No.4m 13 Ceng, Building 1, No.8 Yuan, Taibai Nanlu, Yanta Qu, Xian Shi, Shanxi, China;

Tian Xianlu, holder of the PRC Identity Card No. 5102031957083110817, with residence at No.Fu 54, No.9 Ganghua Cun, Dadukou Qu, Chongqing, China;

Wang Ping, holder of the PRC Identity Card No. 210102195110211221, with residence at Room 1-5-4, No.19, Shengli Beijie,Heping Qu, Shenyang Shi, Liaoning, China;

Wei Jianhna, holder of the PRC Identity Card No. 210102195110211221, with residence at Room 10, No.132, Xinyang Xilu, Xicheng Banshichu. Jieshou Shi, Anhui, China;

Xu Li, holder of the PRC Identity Card No. 430305197405191520, with residence at Building 6l2, No.113, Bagua Erlu, Futian Qu, Shenzhen Shi Guangdong, China;

Yang Peiying, holder of the PRC Identity Card No. 610103195603060442, with residence at No.5, 3Ceng, Unit3, No.3, Zhongliu Xiang, Beilin Qu, Xian Shi, Shanxi, China;

All the individuals set out above are collectively referred to as “Party C”;

Each of Party A, Party B or Party C is individually referred to herein as a “Party”, and collectively as the “Parties”.

RECITALS:

(1)
WHEREAS, Party A, a foreign wholly-owned enterprise duly organised and existing under PRC laws, owns considerable knowledge in the online game research and development, online game software maintenance and technical support.

(2)	WHEREAS, Party B, a private enterprise in China located at Beijing, China, focusing on the research, development and operation of the online game..

(3)	WHEREAS, Party C are all the shareholders of Party B. Party C possess 100% equity interests of Party B.

(4)	WHEREAS, Party A and Party B have already executed Exclusive Collaboration Agreement. The Parties agree to execute this Agreement in order to facilitate the collaboration.

NOW, THEREFORE, parties hereby agree as follows:

I.	DAILY MANAGEMENT OF THE BUSINESS OPERATION

1.1	Party A provides guidance and advice on Party B’s daily operations and financial management systems.

1.2	Party C must elect the candidates recommended by Party A as Party B’s directors, and procure the appointment of Party B’s senior executives as Party A’s designation.

1.3
Party B and Party C agree that without the prior consent of Party A, Party B will not engage in any transactions that could materially affect the assets, business, personnel, rights, liabilities or operations of Party B, including (a) incurrence or assumption of any indebtedness of more than RMB4,000,000; (b) sale or purchase of any assets or rights; (c) incurrence of any encumbrance on any of its assets or intellectual property rights in favor of a third party; (d) amendment of its articles of association; or (e) change of its normal operation procedures.

II.	CONSIDERATIONS

3.1.
This Agreement is an integrated part of the executed Exclusive Collaboration Agreement by Party A and Party B, The compensation of the services provided by Party A under this Agreement has been included in the Exclusive Collaboration Agreement.

III.	BREACH OF AGREEMENT

4.1.
If Party B or Party C breaches this Agreement, Party A is entitled to terminate all the Agreements executed with Party B and Party C. Party B shall indemnify Party A as agreed. Alternatively, Party A could choose to request for the exercise and enforcement of the security rights on the equity of Party B according to the Shares Pledge Agreement executed by Party A and the Shareholders of Party B. In this case, Party B shall not refuse or withhold in any manner the exercise of Party A’s security rights.

IV.	TERM AND TERMINATION

5.1.
The term of this Agreement will be 20 years, commencing from the date of this Agreement, Upon the expiration. Party A has the sole discretion to renew the agreement for another 20 years without obtaining the consent of Party B.

5.2.
Any Party will be deemed to have breached the Agreement if it fails to perform any obligations hereinto; the non-breaching Party is entitled to issue written notice to terminate this Agreement to the breaching Party if the breaching Party has not taken any measures to cure or remedy the breach within 30 business days of the written notice to cure such breaches notified by the non-breacbing Party. However, Party B and/or Party C shall not have the right to terminate this Agreement due to any breach of any provision of this Agreement by Party C and/or Party B.

V.	GOVERNING LAW AND DISPUTE SETTLEMENT

6.1.	The execution, validity, interpretation and implementation of this Agreement shall be governed by the laws of People’s Republic of China.

6.2.
If a dispute arises in connection with the interpretation or implementation of this Agreement, the Parties shall attempt in the first instance to resolve any such dispute through friendly consultations among themselves and/or mediation by a neutral third party. If the dispute cannot be resolved in the aforementioned manner within thirty (30) days after the commencement of discussions, any Party may submit the dispute to arbitration.

6.3.
Any dispute arising in connection with this Agreement shall be submitted to the China International Economic and Trade Arbitration Commission and should be resolved in accordance with the Arbitration Rules of CIETAC.

6.4.	The arbitration award shall be final and binding on the Parties. The costs of arbitration shall be borne by the losing Party, unless otherwise determined by the arbitration panel.

6.5.	During arbitration, the Parties shall, to the extent possible, continue to implement those parts of this Agreement not being arbitrated.

VI.	MISCELLANEOUS

8.1	The provisions of this Agreement may not be waived, modified or amended except by an instrument in writing signed by the Parties (which instrument shall be attached as an Appendix hereto).

8.2	Failure or delay on the part of either Party to exercise any right under this Agreement shall not be deemed as a waiver thereof.

8.3	The invalidity of any provision of this Agreement shall not affect the validity of any other provision of this Agreement which is unrelated to that provision.

8.4	Party B and/or Party C may not assign or otherwise transfer its rights or obligations under this Agreement without the prior written consent of Party A.

8.5	This Agreement shall become effective as of the date when this Agreement is duly signed by the Parties.

8.6	This Agreement is executed in three (3) originals in English and in Chinese, with each Party holding one (1) set of originals. In the event of a conflict, the Chinese version will prevail.

(Rest of this page shall be left blank; execution page is on the following page)

THE PARTIES HERETO have executed or caused this Agreement to be executed by their duly authorized representatives as of the date first indicated above.

Party A:
Beijing Yangguang  Jiaze Network Technology Co., Ltd.,

/s/ Fan Zhang
Authorized representative

Stamp:

Date:     April 1, 2010

Party B:
Sunity Information Technology (Beijing) Co., Ltd.

/s/ Fan Zhang
Authorized representative

Stamp:

Date:     April 1, 2010

Party C:
Zhang Fan,	/s/ Zhang Fan
Cao Ping,	/s/ Cao Ping
Gao Qinghong	/s/ Gao Qinghong
Jiang Yu	/s/ Jiang Yu
Li Yurong,	/s/ Li Yurong
Lin Xianzhen,	/s/ Lin Xianzhen
Liu Lingtang,	/s/ Liu Lingtang
Ni Bin,	/s/ Ni Bin
Shi Wentao,	/s/ Shi Wentao
Tian Xianlu,	/s/ Tian Xianlu
Wang Ping,	/s/ Wang Ping
Wei Jianhua,	/s/ Wei Jianhua
Xu Li,	/s/ Xu Li
Yang Peiying,	/s/ Yang Peiying